UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ?
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Preliminary Proxy Statement



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Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))



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Definitive Proxy Statement



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Definitive Additional Materials



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Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
240.14a-12

SURGILIGHT, INC.

(Exact Name of Registrant as Specified in its Charter)

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Fee paid previously with preliminary materials.



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Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.







SURGILIGHT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO THE OWNERS OF COMMON STOCK OF SURGILIGHT, INC.


	The Annual Meeting of the Shareholders of SurgiLight, Inc. (the "Company") will be held at the Corporate Headquarters at 12001 Science Drive, Suite 140, Orlando, FL on September 28, 2004, at 10:00 AM EST. The purposes of the meeting are:

1.	To re-elect three directors, Stuart Michelson, Ph.D., Robert
Freiberg, Ph.D., and Lee Chow, Ph.D. for the three-year term ending in 2006.

2.	To amend the Articles of Incorporation to Authorize the
issuance of up to 100 million shares of common stock.

3.	Approve the 2004 Corporate Stock Option Plan for 3,000,000
shares.

4.	To amend the Articles of Incorporation to change the company name to OmniLase, Inc; and its symbol to OMNL (or similar).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has set July 23, 2004 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:
	1.	Receive notice of the meeting, and
2.	Vote at the meeting and any adjournments or postponements of the meeting.

	We will make available a list of shareholders as of the close of business on July 23, 2004, at the offices of SurgiLight, Inc. located at 12001 Science Drive, Suite 140, Orlando, Florida 32826. This list also will be available at the meeting.

By Order of the Board of Directors


/s/Timothy J. Shea
Timothy J. Shea
President

Orlando, Florida
July 10, 2004

The enclosed proxy is being solicited on behalf of the Board of Directors of SurgiLight, Inc. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

All shareholders are cordially invited to attend the Annual
Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.





SURGILIGHT, INC.
12001 Science Drive, Suite 140
Orlando, Florida 32826


Dear Fellow Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of the Stockholders of SurgiLight, Inc. to be held at the Corporate Office at 12001 Science Drive, Suite 140, Orlando, FL 32826 September 28, 2004 at 10:00 AM EST. We are pleased to enclose the notice of our 2003 annual stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card. Also enclosed is SurgiLight, Inc.'s 2003 Annual Report to Stockholders.

Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

If you have any questions or need assistance on how to vote your shares, please call Timothy J. Shea, President at (407) 482-4555.

Sincerely,


/s/ Timothy J. Shea
Timothy J. Shea
President

July 10, 2004



SURGILIGHT, INC.
12001 Science Drive, Suite 140
Orlando, Florida 32826
____________________

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held September 28, 2004
____________________

INTRODUCTION

	Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of Shareholders of SurgiLight, Inc. ("the Company"). The Annual Meeting will be held at the Corporate Office at 12001 Science Drive, Suite 140, Orlando, FL on September 28, 2004 at 10:00 AM EST. Proxies also may be voted at any adjournments or postponements of the meeting.

	The mailing address of our principal executive office is 12001 Science Drive, Suite 140, Orlando, Florida 32826. We are sending the proxy materials to shareholders on ________2004.

	All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

	This Proxy Statement and the enclosed proxy card, together with SurgiLight's Annual Report for the fiscal year ended December 31, 2003, were mailed on or about _________, 2004 to all shareholders entitled to vote at the Annual Meeting.

SurgiLight's 2003 fiscal year began on January 1, 2003 and ended on December 31, 2003. All references in this Proxy Statement to fiscal year 2003 refer to the period from January 1, 2003 through December 31, 2003.

Record Date

Only holders of record of SurgiLight's common stock (the "Common Stock"), at the close of business on July 23, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, _____________shares of SurgiLight's Common Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of SurgiLight's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

Proxies; Revocability of Proxies

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy would be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. SurgiLight does not currently anticipate that any other matters will be raised at the Annual Meeting.

	A shareholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to SurgiLight's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each shareholder is entitled to one vote for each share of Common
Stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by SurgiLight.
SurgiLight may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of SurgiLight's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Quorum; Abstentions; Broker Non-Votes

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. SurgiLight intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote.

Deadline for Receipt of Shareholder Proposals

Any proposal of a shareholder of SurgiLight which is intended to be presented by such shareholder at SurgiLight's Annual Meetings of Shareholders in 2005 must be received by SurgiLight no later than December 31, 2004 in order for such proposal to be considered for inclusion in SurgiLight's proxy statement and form of proxy relating to such meeting. The deadline for any proposal of a shareholder of SurgiLight for the Annual Meeting of Shareholders in 2004 was December 31, 2002.

The attached proxy card grants the persons named as proxies discretionary authority to vote on any matter raised at the Annual Meeting that is not included in this Proxy Statement. If a shareholder intends to present a proposal at SurgiLight's Annual Meeting of Shareholders in 2005, and the shareholder does not give appropriate notice to SurgiLight on or before December 31, 2004, the persons named as proxies may use their discretionary voting authority to vote on the proposal.

The Company's Annual Report to Shareholders accompanies this Proxy
Statement.



QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1.	What is a proxy?

	It is your legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard L. Brown & Company, P.A. have been designated as independent counters of proxies for the 2003 Annual Meeting of Shareholders.

2.	What is a proxy statement?

It is a document the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Richard L. Brown & Company, P.A. as proxies to vote on your behalf.

3.	What is the difference between a share owner of record and a share owner who holds stock in street name?

	If your shares are registered in your name, you are a shareowner of record. If your shares are in the name of your broker or bank, your shares are held in street name.

4.	How do you get an admission card to attend the meeting?

	If you are a shareowner of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting.

	If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy.

5.	What different methods can you use to vote?

	(a)	In Writing - All shareowners can vote by written proxy card.
	(b)	In Person - All shareowners may vote in person at the
meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.	What is the record date and what does it mean?

	The record date for the 2003 Annual Meeting of Shareholders is
July 23, 2004.  The record date is established by the Board of Directors as required by Florida law.  Owners of Common Stock at the close of business on the record date are entitled:
	(a)	to receive notice of the meeting, and
	(b)	to vote at the meeting and any adjournments or postponements of the meeting.

7.	How can you revoke a proxy?

	A shareowner can revoke a proxy by any one of the following three actions:
	(a)	giving written notice to the Secretary of the Company,
	(b)	delivering a later dated proxy, or
	(c)	voting in person at the meeting.

8.	Are votes confidential? Who counts the votes?

	We will continue our long-standing practice of holding the votes of all share owners in confidence from Directors, Officers and employees except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote. We also will retain our independent auditing CPA to receive and tabulate the proxies and to certify the results of the elections.

9.	What are your voting choices when voting for Director nominees, and what vote is needed to elect Directors?

	In voting on the election of Director nominees, shareholders may vote in one of the following ways:
	(a)	in favor of all nominees,
	(b)	withhold votes as to all nominees, or
	(c)	withhold votes as to specific nominees.

Directors will be elected by a majority.

The Board recommends a vote "FOR" each of the nominees.

10.	What if a share owner does not specify a choice for a matter when returning a proxy?

	Shareowners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR.

11.	How are abstentions and broker non-votes counted?

	Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.


PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Members of our Board of Directors are elected on an annual basis for staggered three-year terms. The stockholders will vote at this Annual Meeting for the election of three directors for the three-year term expiring at the Annual Meeting of Stockholders in 2006. Drs. Chow, Freiberg, and Michelson have been nominated to stand for re-election for a three-year term ending in 2006. Each elected nominee will hold office until our 2006 annual meeting and until his successor is elected and qualified.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

The name and certain information regarding each nominee are set forth below. There are no family relationships among directors or executive officers of SurgiLight.







Name

Age

Position with
SurgiLight
Lee Chow, Ph.D.


53


Director
Robert J. Freiberg,
Ph.D.


65


Director
Stuart E. Michelson,
Ph.D.


52


Director

	The Board of Directors recommends a vote FOR the election of Lee Chow, Ph.D., Robert J. Freiberg, Ph.D., Stuart E. Michelson, Ph.D. as Directors to the Class of 2006.

Lee Chow, Ph.D.  Dr. Chow was appointed as a Director in March
2000 and serves on the audit committee. Dr. Chow currently serves on the faculty in the Physics Department for the University of Central Florida
(UCF), a position he has held since 1983. He obtained his Ph.D. degree in Physics from Clark University in 1981. Dr. Chow has been the Technical Member of American Physical Society, Material Research Society, and American Association for the Advancement of Science. He served as the President of Chinese-American Association of Central Florida from 1985 to 1986, and Chinese-American Scholar Association of Florida from 1997to 1998. He has received many research awards including the Teaching Incentive Award (1996), NSF Grant (1991-93), Florida High Tech Research Council Grant (1989-1991) and I-4 Florida Research Council Grant (1997-
2000). He currently is serving in the Committee of Radiation and Safety, College Personal and Promotion for UCF. Dr. Chow also served as Technical Consultant for KEI, Inc., Quantum Nuclearnic, Inc. and, from 1991 to 1992, a Director of LaserSight, Inc. Dr. Chow has published more than 50 papers in professional refereed research journals.

Robert J. Freiberg, Ph.D. Dr. Freiberg was appointed as a Director in July 2001 and serves on the compensation committee. Dr. Freiberg has held numerous senior management positions in engineering, business development, R & D, marketing, program management, quality assurance, and manufacturing operations. Between 2000 and 2002, he served as Vice President of International Marketing & Consulting Assoc. He served as the Vice President of Engineering of Leap Frog, Inc., 2000-2001, a high tech educational products provider for schools and adults in the Silicon Valley. Between 1997 and 2000 he has served as a Senior Vice President of Engineering and Program Management and Vice President of Engineering of Industrial Electronic Engineer Inc. for General Scanning, Inc. Dr. Freiberg has served as the General Manager of optics and applied technologies divisions of United Technology, Business Manager of high power optics at TRW, Program Manager at Baxter Healthcare, Inc., and Director of Engineering and Manufacturing Operation at Pfizer Laser Systems, a division of Pfizer, Inc. In addition to his positions in the commercial business world, he has also held several administrative positions in a large non-profit organization for fifteen years. Dr. Freiberg earned his M.S. (1963) and Ph.D. in Physics (1966) from the University of Illinois and has generated to date 28 patents and authored 60 technical publications and presentations in the areas of laser surgical devices, servo-controlled optical systems, endoscopic optical diagnostics, laser resonator configurations and fiber optic delivery systems. Dr. Freiberg is a member of the American Society for Laser Medicine and Surgery, the Optical Society of America, the Institute for Electrical & Electronic Engineers, and a fellow in the International Society of Optical Engineering. He is also listed in Who's Who in Science and Engineering and Who's Who of Business Leaders.

Stuart E. Michelson, Ph.D. Dr. Michelson was appointed as a
Director in July 2001 and appointed as the CFO June 2002. Dr. Michelson currently is the Roland and Sarah George Professor of Finance at Stetson University (2001 to the present). He was on the faculty of University of Central Florida (UCF) from 1997-2001, and was on the faculty of Eastern Illinois University from 1991 to 1997. He obtained his Ph.D. in Finance from the University of Kansas in 1991 and an M.B.A. from the University of Missouri in 1978. He has been the Executive Vice President, of the Academy of Financial Services from 1999 to present. He is the Vice President of the Academy of Business Education. He has been a member of the Editorial Board of Journal of Current Research in Global Business, Journal of Business and Economic Perspectives, and Journal of Business Education and the Reviewer for Financial Practice and Education, Financial Services Review, The Quarterly Review of Economics and Finance, Managerial and Decision Economics, Journal of Financial Counseling & Planning, and Journal of Financial Education and Reviewer for International Board of Standards and Practices for Certified Financial Planners. He was also on the Charleston Recreation Foundation Board Committee from 1996 to 1997, Charleston School Board Technology Steering Committee from 1995 to 1997, and Chair of the Technology Advisory Committee at UCF from 1997 to the present. He has served as a Consulting Engineer for Burns & McDonnell and Design Engineer for Bendix Corporation (Allied Signal). Dr. Michelson has published over 20 Journal research articles.

Directors who resigned:

	In 2002, Dr. J. T. Lin resigned from the Board and in 2003 Mr. Joseph Allen, Mr. Michael Galluccio and Dr. J. S. Yuan resigned.

Directors Continuing in Office (Classes of 2004 and 2005)

The Board of Directors appointed Mr. Edward Tobin and Mr. John
Varley to the class of 2004,and Dr. Sylvia Norton and Mr. Ronald Higgins to the class of 2005, to replace the resigning directors and to fill a current vacancy.

Directors whose terms will expire in 2004:

Colette Cozean, Ph.D. Dr. Cozean was appointed as a Director and Chairwoman of the Board in July 2001 and was appointed as CEO in June 2002. Dr. Cozean is currently the General Manager of EnOVision, an ophthalmic incubator company, a position she has held since 1999. She also serves as Managing Director of three private laser companies and as a business and regulatory consultant involved in structuring small, entrepreneurial companies with proprietary and unique technologies. She was a founder of Premier Laser Systems, Inc. and served in many capacities for that company, including Chairwoman of the Board of Directors, CEO, President, Chief Technical Officer and Director of Research from its founding (1991-1999). Premier filed for bankruptcy under Chapter 11 of the federal bankruptcy code three months following the termination of her relationship with the company in 1999. Prior to this, Dr. Cozean held various research and management positions for divisions of Pfizer, Baxter Healthcare Corporation and American Hospital Supply Company. Dr. Cozean holds numerous patents, has published many articles and book chapters, is an internationally acclaimed speaker, has received more than 100 regulatory approvals and has served as a member of the National Institutes of Health grant review committee. She has served on many boards, both private and public, including non-profit organizations, Orange County Business Register, Irvine Valley College and medical and laser related companies. She has won many awards including Orange County Entrepreneur of the Year, Westergaard Medical Publishing's Executive of the Year, Westmont College's Alumni of the Year and 1997 Popular Science Best of What's New Science and Technology for developing the first laser to cut teeth without pain. She holds a Ph.D. in biomedical engineering and an M.S. in electrical engineering from Ohio State University, a B.S. in biomedical engineering from the University of Southern California and a B.A. in physical sciences from Westmont College, as well as having taken many post-graduate courses in medical school and business school.

	John Varley: Mr. Varley age 41, is the former CEO of ESPORTS ARENA, INC., where he served from December 1999 through Mar 2003, and also cofounded the first World Cyber Games with Samsung Electronics. Mr. Varley previously was the Chief Financial Officer of Virtgame (OTC:BB
VGTI) 1997 - 1999 and Director of Finance for American Classis Voyages (formerly NASDAQ: AMCV). He has served as consulting CFO for clients including Triton Digital Imaging Systems, Bodywork Emporium, Xtreme Designs, DeFacto Snowboards, Image Systems, LLC, Free Clothing, CGM Telecommunications, CGM Publishing, CGM Group. He currently serves as consulting CFO for Price Law Group, APC in Los Angeles, CA since May 2003. Mr. Varley is a Certified Public Accountant (Delaware) and a member of the AICPA. Varley holds an MBA, Finance from San Diego State University and a BA in Economics from UCLA.

Edward Tobin Mr. Tobin is a Director of Global Emerging Markets
North America, Inc., where he has managed venture capital investing since 1996. Prior to joining GEM, Mr. Tobin was Managing Director of Lincklaen Partners, a private venture capital group. Previously, he had been a portfolio manager with Neuberger and Berman and prior to that Vice President of Nordberg Capital, Inc., an institutional brokerage in New York City. Mr. Tobin received his MBA from the Wharton School, as well as a Master of Science in Engineering and a Bachelor of Science in Economics (cum laude) from the University of Pennsylvania.

Directors whose terms will expire in 2005:

Louis P. (Dan) Valente. Mr. Valente was appointed as a Director in July 2001 and is Chairman of the Compensation Committee. Mr. Valente has been the Chief Executive Officer and Chairman of Palomar Medical Technologies, Inc. (NASDAQ: PMTI) since 1997. Currently, Mr. Valente serves as a director of MKS Instruments, Inc., a publicly held company, and several private companies. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

Sylvia Norton, M.D., L.H.D., Dr. Norton, 61, is the founder and director of the Jerva Eye Laser Center in Syracuse, New York. She was bestowed with The Post Standard's Woman of Achievement Award in Medicine for 1983, Doctor of Humane Letters, LeMoyne College in 1990, and was honored as Citizen of the Year Award (Omega Psi Phi Fraternity), Syracuse, New York in 1993. In 1995 Dr. Norton was recognized on the Quality Service Honor Roll, Crouse Irving Memorial Hospital. She is published in numerous medical journals and her participation is frequently requested at medical symposiums. Dr. Norton has been elected to the board of trustees at LeMoyne College. She is also past Medical Director of the Central New York Eye Bank and Research Corporation. Dr. Sylvia Norton is founder and President of the West African Eye Foundation, Inc., Adjunct Professor of Ophthalmology, University of Ottawa Eye Institute. She holds a B.S. degree in distributed science from the American University, Washington, D.C., an M.D. from Upstate Medical Center State University, a fellow in corneal and anterior segment disorders from Rochester NY, and completed residencies in ophthalmology and internal medicine. She is a diplomat and fellow of the American Board of Ophthalmology.

Ron Higgins: Ronald E. Higgins, 61, served as Founder, Managing
Director and Financial Manager of Woodworkers Club from its inception in 1996 until his retirement in 2002. Currently, he consults for Proclosure, LLC, which is developing a laser tissue-melding product. Prior management positions include Vice President, Operations of Premier Laser Systems from 1987 - 1996 with responsibility for all functions except R&D, sales and finance and regulatory affairs and quality assurance positions for Pfizer, Bentley and CardioPulmonics. His responsibilities included preparing and presenting marketing and scientific presentations for introduction of new technologies. He has experience in ophthalmology, cardiovascular surgery, dialysis and dentistry. He received a bachelor of science in zoology from the University of Utah in 1964 and completed post graduate courses in physiology and bio-chemistry.

Information about Committees of the Board and Meetings

During 2003, the Board of Directors met in person or by telephone conference nine (9) times. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the meetings of committees on which such director serves.

The Board of Directors has an Audit Committee, Compensation
Committee and Special Investigator Committee. Each such committee consists of one or more directors appointed by the Board of Directors.

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. The Company has adopted a formal written audit committee charter and is in compliance with the new Nasdaq audit committee structure and membership requirements. In 2003, the Audit Committee met three (3) times. The current Audit Committee consists of Mr. Varley (Chair), Mr. Higgins and Dr. Chow. Mr. Varley has been designated as the "Audit Committee" financial expert as that term is defined in Item 401
(h)(2) of Regulation S-K.

Communication With the Board of Directors and Director Attendance at Annual Meetings

Directors are expected to fulfill their fiduciary duties to the Company's stockholders, including preparing for and attending meetings of the Board of Directors and the committees of which the directors are members. The Company attendance policy requires at least two directors to attend annual meetings. Others may attend via telephone conference.

Stockholders may communicate with the Board of Directors by writing to Timothy J. Shea, President, care of the Board of Directors (or at the stockholder's option, care of a specific director), at 12001 Science Drive, Suite 140, Orlando, FL 32826. The Company will ensure that all communications to the Board of Directors or any particular director (properly marked and addressed as set forth above) will be delivered to the Board of Directors or a specified director, as the case may be.

The Compensation Committee, is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for certain executive officers; reviewing, approving, recommending and administering the Company's stock option plans and certain other compensation plans; and approving certain employment contracts. In 2003, the Compensation Committee met three (3) times. The current Compensation Committee is composed of Luis P. (Dan) Valente (chair), Dr. Freiberg and Mr. Tobin. The Company has adopted a formal written compensation committee charter.

The Special Investigation Committee, is responsible for reviewing the Company's regulatory and compliance issues and reviewing, approving, recommending the Company's regulatory compliance policies, guidelines and procedures. In 2003, the Special Investigation Committee met five (5) times. The current Special Investigation Committee is composed of Dr. Colette Cozean (chair), Dr. Stuart Michelson and Mr. Higgins.

Director Compensation

We reimburse our directors for their reasonable expenses associated with attending meetings of the Board of Directors and a fixed cash compensation of $1,000 or $500 for each meeting or committee meeting attended by the director in person or telephonically, respectively. In addition, the Company has adopted a stock option plan that provides for the grants of incentive stock options under the Internal Revenue Code as well as options that don't qualify as incentive options. At each annual meeting of the Board commencing in July 2001, each director will be granted a stock option under the plan to purchase 50,000 shares of common stock, with 20,000 option shares vesting immediately upon grant, and the remaining 30,000 option shares vesting in increments of 10,000 shares each on the first, second and third anniversaries of the date of grant. The option exercise price will be equal to the fair market price at the time options are granted. The Board or a Stock Option Committee appointed by the Board will approve all options. In June 2002, upon assuming her duties as CEO, Dr. Cozean received 400,000 options, one half of which vested at that date. In June 2002, upon assuming his duties as CFO, Dr. Michelson received 200,000 options, one half of which vested at that date. In June 2002, upon assuming his duties as President, Timothy Shea received 450,000 options, one half of which vested at that date. In addition, Dr. Cozean is compensated for her services as CEO and regulatory consultant to us at a monthly rate of $13,500 plus 3,500 options at a 10% discount off of fair market value. Dr. Michelson is compensated for his services as CFO at a monthly rate of $2,500.

Required Vote

	The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors.

Recommendation

The Board of Directors recommends that the Shareholders vote "for" the election of the nominees listed above.

PROPOSAL NO. 2

Amendment to Articles of Incorporation to Authorize the issuance of up to 100 million shares of common stock

General

The Company's current Articles of Incorporation authorize an issuance of 60 million common shares. To satisfy the Company's obligation of the GEM debenture financing, an increase in the Company's authorized shares common stock is required. On April 11, 2003 the Company entered into an Agreement whereby GEM would convert it $2 million debenture to common stock at a price of $0.093, initially converting shares equal to nineteen and nine-tenth's percent (19.9%) of the total issued and outstanding shares of the Company's common stock on that date. The remaining shares are due to be converted once additional shares have been authorized above the currently authorized 60 million common shares. The shareholders' vote against this increase in the authorized common shares would result in the Company's default under the Agreement with GEM.

Potential Dilutive Effect

Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of SurgiLight with another company), the reverse stock split was not affected in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of SurgiLight, nor is it part of a plan by management to recommend a series of similar actions to our board of directors and stockholders. Our board of directors does not currently contemplate recommending the adoption of any other amendments to our Amended Certificate that could be construed to affect the ability of third parties to take over or change control of SurgiLight.

Proposal

In order to afford the Company sufficient shares for capital funding and expansion, the Board of Directors adopted, effective September 28, 2004 and subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 60 million to 100 million, subject to capital adjustment resulting from a stock dividend, stock split, reverse stock split, reclassification, or recapitalization, or by reason of a merger, consolidation, or other reorganization in which SurgiLight is the surviving entity.

The text of this amendment is as follows:

ARTICLE V.  AUTHORIZED STOCK.

1.	Authorized Stock.  This corporation is authorized to issue
the following shares of capital stock:

(a)	Common Stock.  The aggregate number of shares of Common
Stock which the corporation shall have the authority to issue is One Hundred Million (100,000,000) shares, par value $0.0001 per share.

This amendment will become effective upon approval by the shareholders and the subsequent filing of the amendment with the Florida Secretary of State's office.

Required Vote
	The affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Articles of Incorporation.

Recommendation

	The Board of Directors recommends that Shareholders vote "for" the amendment to its Articles of Incorporation.


PROPOSAL NO.3

APPROVAL OF THE 2004 CORPORATE STOCK OPTION PLAN

General

	The Board has adopted 2004 Corporate Stock Option Plan, referred to as the "plan". The terms of the plan are essentially identical to those of the Company's preceding stock option plans, previously approved by the Company's shareholders. Under the plan, up to a maximum of 3,000,000 shares of the Company's common stock are reserved for issuance upon exercise of stock options granted under the plan. The plan is intended to provide an equity interest in SurgiLight to certain of its executive officers, directors and employees and to provide additional incentives for such persons to devote themselves to SurgiLight's business. The plan is also intended to aid in attracting persons of outstanding ability to serve, and remain in the service of, SurgiLight. The plan affords the Board the ability to authorize stock options. Any or all grants of options under the plan may require SurgiLight or plan participants to meet performance criteria in order to vest.

Description Of Plan

	The following summary of the principal provisions of the plan is not intended to be exhaustive and is qualified in its entirety by the terms of the plan, a copy of which may be obtained from SurgiLight by writing to the Office of the Corporate Secretary, SurgiLight, Inc., 12001 Science Drive, Suite 140, Orlando, Florida 32826.

Principal Purposes Of The Plan

	The principal purpose of the plan is to advance the growth and development of SurgiLight by affording an opportunity to executives, consultants and key employees of SurgiLight as well as directors of SurgiLight and its affiliates to purchase shares of SurgiLight's common stock and to provide incentives for them to put forth maximum efforts for the success of SurgiLight's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options ("Incentive Options") under Section 422A of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code").

Available Shares

	The number of shares of SurgiLight's common stock that may be issued under options granted under the plan may not exceed, in the aggregate, 3,000,000 shares, plus any shares relating to awards that expire or are forfeited or canceled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

Eligibility

	Officers and other key employees or directors of SurgiLight (and any future subsidiaries), or any other person who renders significant services as a consultant or otherwise, may be selected by the Board to receive grants of options under the plan (each, a "participant" or "optionee"). Only officers, or executive, managerial or other employees of SurgiLight and directors who also are common law employees of SurgiLight qualify for the grant of Incentive Options under the Code. Non-employee directors and outside consultants may be granted non-qualified, or non-incentive options under the Code.

NonDiscretionary Grants

	The plan provides for the non-discretionary grants of options to members of the Board. At each Annual Meeting of the Board, each board member will receive an option to purchase 50,000 shares of SurgiLight's common stock. The term of each option will be 5 years, and 20,000 of the option shares will vest immediately upon grant with the remaining option shares vesting in increments of 10,000 shares each on each of the first, second and third anniversaries of the date of grant.

Options

	Options granted under the plan may be options that are intended to qualify under particular provisions of the Code as Incentive Options, options that are not intended to so qualify, or combinations of the foregoing. Incentive Options may be granted under the Plan that entitle the optionee to purchase common shares at a price which may not be less than 100 percent of the market value per share on the date of grant; provided that the grant of an Incentive Option to an eligible employee who possesses more than 10% of the total combined voting power of all classes of common stock of SurgiLight shall not be less than 110% of the fair market value on the date of grant. Each grant of an option shall specify whether the option price shall be payable: (i) by cash or a certified bank check to SurgiLight, (ii) transferable or redeemable shares of SurgiLight's common stock, or any combination of the foregoing in an amount equal to the full option price of the shares of stock being purchased. Shares of SurgiLight's stock that are delivered in payment equal to the of the option price shall be valued at their fair market value as determined under the provisions of the plan. In the alternative, the Board may, but is not required to, accept a promissory note, secured or unsecured, or other consideration in the amount of the option price made by the participant and on terms and conditions satisfactory to the Board.

If the fair market value of one share of SurgiLight's common stock is greater than the full option exercise price of such share of stock (at the date of calculation), in lieu of exercising any option and paying the full exercise price in cash, the participant may elect to use a cashless exercise procedure where the net effect is the same as if he exercises the option by paying cash for the full exercise price for the amount he is exercising, then immediately sells back to SurgiLight that number of shares having a value equal to the exercise price he paid. The participant avoids having to pay any cash upon exercise. In a cashless exercise, the participant will receive shares of common stock equal to the net value of the option (or the portion thereof being exercised) by delivering to SurgiLight a properly completed and endorsed Notice of Exercise of Option. SurgiLight will then issue to the participant a number of shares of Stock computed using the following formula:
X= Y (A-B)/A

Where:
X =the number of shares of stock to be issued to the participant
Y =the number of shares of stock purchasable under the option (or portion, if only a portion of the option is being exercised), A =the fair market value of one share of SurgiLight's common stock (as of the date of calculation)
B =the full option exercise price of one share of common stock being purchased

	Any grant of options may specify management objectives that must be achieved as a condition to the exercise of such rights. Each grant of an option shall specify the term of the option; provided, however, that no Incentive Option shall be exercisable more than ten years from the date of grant and if the participant possesses more than 10% of the total combined voting power of all common stock of SurgiLight, then the term may not exceed 5 years. Each grant shall specify the period of continuous service with SurgiLight or any subsidiary, if any, which is necessary before the option will become exercisable and may provide for the earlier exercise of such option in the event of, retirement, death or disability of the optionee or other similar transaction or event. Additional, successive grants may be made to the same optionee whether or not any options previously granted to such optionee remain unexercised.

	The plan may provide for the grant of options to non-employee directors or to outside consultants. Such grants shall not qualify as Incentive Options under the Code. The option price may not exceed the fair market value of SurgiLight's common stock on the date of grant. Such options will become exercisable as determined by the Board. The Board retains the discretion at any time to alter the provisions applicable to awards to non-employee directors and to add any additional terms as it, in its discretion, deems appropriate or to make any awards on terms that the Board determines to be appropriate.

Each grant of an option will be evidenced by an agreement between SurgiLight and the optionee containing such terms and provisions, consistent with the plan, as the Board may approve.

Transferability

	Except as otherwise determined by the Board, no option granted under the plan is transferable by an optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, options are exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. The shares of common stock acquired by an optionee pursuant to the exercise of an option under the plan will be freely transferable; provided, however, that such shares may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or SurgiLight has received (ii) an opinion of counsel, satisfactory to SurgiLight, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws.

	SurgiLight has the intention, but not the obligation, to file a registration statement on Form S-8 to register the plan to provide for the registration of the shares underlying each option granted.

Adjustments

	In the event of a capital adjustment resulting from a stock dividend, stock split, reverse stock split, reclassification, or recapitalization, or by reason of a merger, consolidation, or other reorganization in which SurgiLight is the surviving entity, the Board is authorized to make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by the plan, or in the number, option price and kind of shares covered by options granted. Such adjustments and the manner of application of such provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional shares.

Corporation Events

	In the event of the dissolution or liquidation of SurgiLight or any merger or combination involving SurgiLight where SurgiLight is not the surviving entity, or a transfer by SurgiLight of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of SurgiLight in a reorganization within the meaning of Section 368(a) of the Code, all outstanding options will terminate unless such options are assumed or substitutes therefore are issued by the surviving or acquiring corporation in any such merger, combination or other reorganization. SurgiLight will give at least fifteen (15) days prior, written notice of such transaction to holders of unexercised options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board, in its sole discretion, may, but is not obligated or required to, elect to accelerate the vesting schedules of any of the options previously issued upon such notice, and the participant may, in such event, exercise such options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such options. The Board also has the authority to condition any such option acceleration upon the subsequent termination of the participant's employment within a specified period following the change in control. The acceleration of options in the event of such an acquisition of SurgiLight or other change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a take-over attempt, or other effort to gain control of SurgiLight.

Administration

	The plan is to be administered by the Board. The plan also provides that the Board may establish a stock option committee to consist of not less than two directors, which committee would have all the same authority of the Board with respect to the administration of the plan. The Board is authorized to interpret the Plan and related agreements and other documents, and such interpretation will be final and conclusive.

Amendments

	The Board may amend the plan at any time and from time to time in whole or in part; provided, however, that (i) any such amendment may not adversely affect the rights of optionees who were granted options prior thereto and (ii) any amendment that must be approved by the shareholders of SurgiLight in order to comply with applicable law or the rules of the principal national securities exchange upon which the common shares are then trading or quoted will not be effective until such approval has been obtained.

Termination

No grant shall be made under the plan more than ten years after the date on which the plan is first approved by shareholders of SurgiLight, but all grants made on or before such date shall continue in effect thereafter subject to the terms thereof and of the plan.

Federal Income Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the plan based on federal income tax laws in effect on January 1, 2001. This summary is not intended to be complete and does not describe state or local tax consequences.

Section 162(m) Considerations:

Section 162(m) of the Internal Revenue Code disallows a publicly held company's deduction for compensation in excess of $1 million (per taxable year) paid to SurgiLight's chief executive officer and other four most highly compensated executives unless certain exceptions are satisfied. One of these exceptions allows for the deduction of performance-based compensation in excess of $1 million where a number of criteria are satisfied. These criteria include (i) payment only on satisfaction of one or more pre-established, non-discretionary, objective performance goals; (ii) awards being granted at the discretion of a compensation committee comprised of two or more "outside directors" (as defined under Section 162(m) of the Internal Revenue Code); (iii) stockholder approval after disclosure of material terms of the plan; and
(iv) payment of awards only after certification by the compensation committee that the material terms were satisfied. Under the plan, awards of options generally are intended to qualify, and awards of restricted shares and performance shares may be intended to qualify, as performance-based compensation under Section 162(m) of the Internal Revenue Code. Shareholder approval of the plan is, therefore, required in order for SurgiLight to comply with the performance-based compensation exception set forth in Section 162(m) and the regulations thereunder, and to permit, to the extent possible, the compensation paid under the plan to be fully deductible by SurgiLight. Accordingly, SurgiLight is seeking shareholder approval of the plan.

Tax Consequences to Participants:

Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified option right is granted; (ii) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option ("ISO"). If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Tax Consequences to SurgiLight or a Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, SurgiLight or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Plan Benefits

The plan provides for the non-discretionary grants of options to members of the Board. At each Annual Meeting of the Board, each board member will receive an option to purchase 50,000 shares of SurgiLight's common stock, at an option price equal to the fair market value on the date of grant. The term of each option will be 5 years, and 20,000 of the option shares will vest immediately upon grant with the remaining option shares vesting in increments of 10,000 shares each on each of the first, second and third anniversaries of the date of grant.

The plan will become effective upon approval by the shareholders.

Required Vote
The affirmative vote of the holders of a majority of the Common
Stock entitled to vote at the Annual Meeting is required to approve the Corporate Stock Option Plan.

Recommendation

	The Board of Directors recommends that Shareholders vote
"for" the approval of the Corporate Stock Option Plan.

PROPOSAL NO. 4
Amendment to Articles of Incorporation
to change the Company name.

Proposal

The Board of Directors adopted, effective September 28, 2004 and subject to shareholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company to OmniLase, Inc., and to seek approval from the NASD to change the symbol of the Company's publicly traded stock to "OMNL" or a symbol similar thereto.

The text of this amendment is as follows:

ARTICLE I. NAME AND ADDRESS. The name of the corporation is OmniLase, Inc., and its principal place of business and its mailing address is 12001 Science Drive, Suite 140, Orlando, FL 32826.

This amendment will become effective upon approval by the shareholders and the subsequent filing of the amendment with the Florida Secretary of State's office.

Required Vote
The affirmative vote of the holders of a majority of the Common
Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Articles of Incorporation.

Recommendation

	The Board of Directors recommends that Shareholders vote "for" the amendment to its Articles of Incorporation.

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

The following table sets forth information known to the company with respect to beneficial ownership of our common stock as of June 30, 2004. The table lists: (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director, (iii) each executive officer, and (iv) all of our directors and executive officer(s) as a group. Except as noted, each of the persons named in the table has sole voting and investment power with respect to common stock beneficially owned by such person.


Name and Address
of Beneficial Owner   			Total Shares  			Percentage

GEM Global Yield Fund, Ltd. (1)	9,802,348			19.9%
Hunkins Waterfront Plaza
P.O. Box 556, Main Street
Nevis, West Indies

Voting Trust Committee of
SurgiLight(2)				3,642,238			8.2%
12001 Science Drive, Suite 140
Orlando, Florida 32826

Premier Laser Systems			3,483,343			12%

Colette Cozean, Ph.D.(3,6)		  732,000			1.4%
12001 Science Drive, Suite 140
Orlando, Florida 32826

Lee Chow (6)				  206,000			*
12001 Science Drive, Suite 140
Orlando, Florida 32826

Robert J. Freiberg, Ph.D.(6)		  200,000       		*
12001 Science Drive, Suite 140
Orlando, Florida 32826

J.T. Lin				8,409,762			18.9%
4532 Carriage Trail (4)
Oviedo, Florida 32765

Stuart E. Michelson, Ph.D. (6)(7)	  400,000			*
12001 Science Drive, Suite 140
Orlando, Florida 32826

Timothy J. Shea (5)			1,012,000     			1.1%
12001 Science Drive, Suite 140
Orlando, Florida 32826

Louis P. (Dan) Valente (6)		  200,000    	 		*
12001 Science Drive, Suite 140
Orlando, Florida 32826


(1) Includes shares of common stock underlying the warrants for 200,000 and 99,172 shares, respectively, issued in connection with the GEM debenture financing. As of December 31, 2001, GEM has converted approximate
2,147,868 shares of the escrow commons stock at an averaged price of $1.29 per share. The exercise price of warrants is $7.50, and $0.1 per share, respectively. On
April 11, 2003 the Company entered into an Agreement whereby GEM would convert it $2 million debenture to common stock at a price of $0.093, initially converting shares equal to nineteen and nine-tenth's percent (19.9%) of the total issued and outstanding shares of the Company's common stock on that date. The remaining share are due to be converted once additional shares have been authorized above the current legally authorized 60 million common shares.

(2) Includes: (a) 1,064,000 shares owned by Dr. J.T. Lin, former Director of Business and Technology Development (b)
4,000,000 shares owned by Lin Family Partners, Ltd., and
(c) 5,506,000 shares owned by other members of Dr. Lin's family. A voting trust committee (Trustee) comprised of all of the current outside directors of the Company other than those who are paid consultants of the Company, has the sole power and discretion to act as, and to exercise the voting rights and powers of the Company's common stock held by shares subject to the trust agreement. The majority vote of such committee determines the vote of the shares subject to the trust. The number of shares subject to the trust is adjusted from time to time so that Dr. Lin and his affiliates have voting control of 19% of the then total outstanding shares of common stock of the Company.
The Trustee has no power to sell or otherwise dispose of any of the shares subject to the trust except upon notice of sale by a beneficiary, and its authority is limited to the power to vote the shares subject to the trust. The term of the agreement is three years. These shares have been seized by the U.S. Government, which has authorized the voting trust to vote these shares.

(3) Includes options to purchase 24,000 shares at exercise prices between $1.227 and $2.262 per share with expiration dates from February 28, 2004 through September 30, 2004.
SurgiLight has executed a consulting agreement with Dr.
Cozean that provides for an option to purchase 3,500 common shares each month with a 10% discount from each respective months ending closing price. Dr. Cozean also received during June 2002, 400,000 options for her service as CEO, 200,000 of which vested immediately.

(4) Includes (a) 1,064,000 shares owned by Dr. J.T. Lin, a
10% shareholder and a former director of the Company, and
(b) 4,000,000 shares owned by Lin Family Partners, Ltd. All of such shares are subject to a Voting Trust Agreement dated June 6, 2001 between Dr. Lin and affiliated shareholders and a Voting Trust Committee of SurgiLight, with respect to the voting of the shares. Dr. Lin retains the sole investment or dispositive authority with respect to 1,064,000 of the shares, and shares dispositive authority with respect to 4,000,000 shares beneficially owned by Lin Family Partners, Ltd. These shares have been seized by the U.S. Government, which has authorized the voting trust to vote these shares.

(5) Includes 26,000 shares of restricted common stock and 4,000 shares of stock options exercisable in three years.

(6) Includes options to purchase 50,000 shares of common stock for each year of service, with 20,000 option shares vesting immediately upon grant, and the remaining 30,000 options vesting in increments of 10,000 shares each on the first, second and third anniversaries of the date of grant.
The other directors currently hold no Company shares.

(7) Dr. Michelson also received during June 2002, 200,000 options for his service as CFO, 100,000 of which vested immediately.


EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth the names of our executive officers and information concerning them:
Name and Position
Timothy J. Shea, 46
President, Chief Operating Officer, Secretary

EXECUTIVE COMPENSATION

The following sets forth a summary of cash and non-cash compensation awarded or paid to, or earned by, executive officers with respect to services rendered in such capacity during 2001 and 2002. No other officers earned in excess of $100,000 during 2001 or 2002.

Name and Principal Position	Year	Salary		Bonus
J.T. Lin, former President
and CEO				2001	$150,000	None

Timothy J. Shea
President and COO			2002	$116,666	None

Timothy J. Shea
President and COO			2003	$132,500	None

(1) Dr. Lin is entitled to 2.5% of net revenues from sales of presbyopia products covered by current patents and patents applications he has assigned to the Company. No royalties were earned or paid in 2001. In 2002 the Company paid Dr. Lin $19,032 in royalties. Dr. Lin received no stock options in 2001 or 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Exchange Act ("Section 16(a)") requires SurgiLight's executive officers, directors and persons who own more than 10% of SurgiLight's Common Stock, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish SurgiLight with copies of all such forms that they file. SurgiLight has not received such forms from Ed Tobin, who is a beneficial owner of the GEM shares.

	Based solely on its review of the copies of such forms received by SurgiLight and written representations from certain reporting persons that no Forms 5 were required for such persons, SurgiLight believes that during fiscal 2003 all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

	The Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with the independent auditors and with management the audited financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

	The Company's independent public accountants, Richard L. Brown & Company, P.A. ("Auditor"), are responsible for expression an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The committee discussed with Auditor the matters required by Statement of Accounting Standards No. 61.

	In addition, the committee received from and discussed with Auditor the written disclosures and letter from Auditor required by Independence Standards Board Standard No. 1 regarding their independence

The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall qualify of the Company's financial reporting. The committee held three (3) such meetings during fiscal year 2003.

	In reliance on the reviewed and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. The committee and the Board have also approved, the selection of Auditor as the Company's independent auditors for the year ending December 31, 2004.

	The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors (the
"Committee") is responsible for reviewing the compensation and benefits for SurgiLight's executive officers, as well as supervising and making recommendations to the Board of Directors on compensation matters generally. The Committee also administers SurgiLight's stock option plans and makes grants to executive officers under the 2001 Stock Option Plan.

Compensation Philosophy

The Committee's compensation philosophy is to provide cash and equity incentives to SurgiLight's executive officers and other employees to attract personnel of the highest caliber in order to maintain SurgiLight's competitive position. The goals of the Committee are to:
1.	Attract, retain and motivate highly qualified executive officers and employees who contribute to the long-term success of
SurgiLight;
2.	Align the compensation of executive officers with business
objectives and performance; and
3.	Align incentives for executive officers with the interests of shareholders in maximizing value.

Elements of Compensation

The compensation for executive officers is based on two elements:
Base Compensation and Long-Term Incentive Compensation.

Option Grants

We reimburse our directors for their reasonable expenses associated with attending meetings of the Board of Directors and a fixed cash compensation of $1,000 or $500 for each meeting or committee meeting attended by the director in person or telephonically, respectively. In addition, the Company has adopted a stock option plan that provides for the grants of incentive stock options under the Internal Revenue Code as well as options that don't qualify as incentive options. At each annual meeting of the Board commencing in July 2001, each director will be granted a stock option under the plan to purchase 50,000 shares of common stock, with 20,000 option shares vesting immediately upon grant, and the remaining 30,000 option shares vesting in increments of 10,000 shares each on the first, second and third anniversaries of the date of grant. The option exercise price will be equal to the fair market price at the time options are granted. The Board or a Stock Option Committee appointed by the Board will approve all options. In June 2002, upon assuming her duties as CEO, Dr. Cozean received 400,000 options, one half of which vested at that date. In June 2002, upon assuming his duties as CFO, Dr. Michelson received 200,000 options, one half of which vested at that date. In June 2002, upon assuming his duties as President, Timothy Shea received 450,000 options, one half of which vested at that date. On March 31, 2004, Timothy Shea received 400,000 options, to vest immediately. In addition, Dr. Cozean is compensated for her services as CEO and regulatory consultant to us at a monthly rate of $13,500 plus 3,500 options at a 10% discount off of fair market value. Dr. Michelson is compensated for his services as CFO at a monthly rate of $1,500.

Options Exercised

	No options were exercised during the 2003 fiscal year.

Employment Agreements

	Effective May 31, 2001, we entered into an agreement with Dr. J.T. Lin for his services as the President and Chief Executive Officer and Chairman of the Board. On July 23, 2001, Dr. Lin resigned as President and Chief Executive Officer and accepted a position as Director of Business and New Technology Development. On March 14, 2002, we signed a three-year employment agreement with Dr. Lin under which he would continue as Director of Business and New Technology, responsible for R&D, as well as expanding the international distributor network. Dr. Lin was subsequently terminated from that position on July 31, 2002. Dr. Lin is entitled to a Royalty of 2.5% of the net revenues for the life of the patents.

The compensation committee has reviewed the compensation and performance of the officers of the Company as compared to industry standards, and revised the compensation packages as appropriate for the year ending December 31, 2003.


FEES PAID TO INDEPENDENT AUDITORS

Compensation of Independent Certified Public Accountants

The Company incurred the following fees, including expenses billed to the Company, for the fiscal years ended December 31, 2003 and December 31, 2002 by Moore Stephens Lovelace, P.A., the Company's independent accounting firm:

Audit Fees - Fees for the fiscal 2003 and fiscal 2002 audits and the reviews of the Company's annual financial statements and interim financial statements included in Forms 10-Q were approximately $40,000 and $52,327, respectively.

All Other Fees - Aggregate fees for all other services, rendered by for the fiscal year ended December 31, 2003 and December 31, 2002 were approximately $0 and $0, respectively.

The Audit Committee has not adopted a pre-approval policy or procedure and considers and approves services provided by Richard L. Brown & Company, P.A. on a case by case basis. All fees during fiscal 2003 for non-audit services were approved by the Company's Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Premier Laser Systems - As of March 31, 2004, the Company's short-term debt balance to Premier Laser Systems, Inc. is $175,000 remaining from the purchase of Premier's ophthalmic laser product line in December 2001. Colette Cozean, Ph.D., a Director and Chairwoman of the Board, founded Premier and served in many capacities for that company from 1991 to 1999. Premier currently owes Dr. Cozean approximately $120,000 for severance, life insurance, expenses and salary. Premier also owes Dr. Cozean up to $167,375 as a commission from sale of Premier assets of which $81,125 is from the second acquisition of assets by SurgiLight.

In November 2000, the Company entered into a consulting agreement with Dr. Cozean. Currently, the Company agreed to pay her as CEO and a regulatory consultant at a rate of $13,500 per month and issue her options each month for 3,500 shares at a 10% discount off of fair market value in exchange for her services.

	Sale of Excimer Laser Systems - In February 2002, the Company signed an agreement with TAO Enterprises, an entity owned by Dr. J. T. Lin, who is a significant shareholder and who was also an employee and director of the Company, to sell to TAO all of the assets and business of the Company's international laser surgery centers and corresponding Excimer laser technologies. This sale included the assumption by TAO of the obligations under the FDA consent decree, as those obligations relate solely to Excimer and UV laser technologies for corneal shaping and not the Company's current technology focus on Infrared lasers to treat Presbyopia. TAO agreed to pay $332,000 for the assets, with an additional $50,000 to be based on clinical fees. At December 31, 2002, the Company has written off as uncollectible the $158,000 remaining on the agreement.

	Directors' Loans and accounts payable and accrued expenses - During October 2002, CEO Colette Cozean and CFO Stuart Michelson each loaned the Company $20,000 which was used to fund a portion of the closing costs related to a proposed refinancing of the Company's debt.
In addition, the accounts payable balance of approximately $496,000 as of March 31, 2004 owed to Dr. Cozean is also covered by this loan agreement. The balance due Colette Cozean is recorded in accounts payable and accrued expenses - related party. During April 2003, CFO Michelson loaned an additional $6,000 to the Company which was used to fund operating expenses. At March 31, 2004 the balance of accounts payable and accrued expenses due to CFO Michelson was approximately $59,000.
This balance is recorded in accounts payable and accrued expenses - related party. UCC forms were filed to secure these loans with a lien on the Company's intangible assets. Timothy Shea, President and Chief Operating Officer is due approximately $90,000 which is recorded in accounts payable and accrued expenses - related party at March 31, 2004.

	Termination of Asia Vision Distribution Agreement - On May 27, 2003, the Company terminated its international distribution agreement with Asia Vision, whose territory included the significant portion of the Pacific Rim countries. The agreement was terminated for lack of performance. It has recently come to the attention of the Company, contrary to the assertions of Dr. J.T. Lin that he or his family are beneficial owners of Asia Vision.

GEM Convertible Debenture - During January 2003, Global Emerging Markets ("GEM"), a holder of more than five percent (5%) of the outstanding shares of Company common stock, notified the Company of its intent to convert the remaining balance of the outstanding Debenture held by GEM to common stock effective January 2003. Subsequently, GEM and the Company agreed for GEM to convert the remaining $2 million balance of the Debenture to common stock at a price of $0.093 per share (for total shares of 21,500,000). GEM will initially convert only that number of shares equal to nineteen and nine-tenths percent (19.9%) of the total issued and outstanding shares of the Company's common stock on April 11, 2003 (the "Effective Date"). GEM will only be authorized to vote 19.9% of the Company's authorized and outstanding shares except under certain conditions and will be awarded one seat on the Company's Board of Directors. GEM will also set aside 2.1 million of these conversion shares, which represents approximately 10% of the total conversion shares, to be used for a management and employee stock options. GEM has initiated litigation against the Company and certain of its officers and directors to either void this agreement or enforce its rights under this agreement. The Company and its counsel believe the litigation to be without merit and intends a vigorous defense.

Except as described above, there are currently no proposed transactions between the Company, its officers, directors, shareholders, and affiliates. Conflicts of interest could arise in the negotiation of the terms of any transaction between the Company and its shareholders, officers, directors, or affiliates. We have no plans or arrangements, including the hiring of an independent third party, for the resolution of disputes with such persons, if they arise. The Company and its shareholders could be adversely affected should such individuals choose to place their own interests before those of the Company. No assurance can be given that conflicts of interest will not cause us to lose potential opportunities, profits, or management attention. Our Board of Directors has adopted a policy regarding transactions between the Company and any officer, director, or affiliate, including loan transactions, requiring that all such transactions be approved by a majority of the independent and disinterested members of the Board of Directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to the Company as could be obtained from unaffiliated independent third parties.

PROPOSALS OF STOCKHOLDERS FOR 2005 ANNUAL MEETING

	Any proposal of a stockholder intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy, notice of meeting, and proxy statement relating to the 2004 Annual Meeting by December 31, 2004.

EXPENSES AND OTHER MATTERS

	We will pay the cost of preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith. The Company has requested brokers, nominees, fiduciaries, and other custodians who hold shares of the Company's Common Stock in their names to solicit Proxies from their clients who own such shares, and the Company has agreed to reimburse them for their expenses in so doing.

	In addition to the use of the mails, certain officers, directors, and regular employees of the Company, at no additional compensation, may request a return of Proxies by personal interview or by telephone, telecopier, or telegraph.

	We do not intend to present any further items of business at the Annual Meeting and know of no such items that will or may be presented by others. If, however, any other matter properly comes before the meeting, the person named in the enclosed Proxy form will vote thereon in such manner as he/she may in his/her discretion determine.

	The following documents are incorporated by reference into this Proxy Statement from the Annual Report to Shareholders available on the Company's website at "www.surgilight.com/annualreport:
	Financial Statements of the Company for the fiscal year ended
December 31, 2003.
	Management's Discussion and Analysis of the financial condition and results of operations of the Company for the fiscal year ended December 31, 2003.
	A manually signed copy of the report of the Company's independent accountants has been filed as part of this Proxy Statement with the Securities and Exchange Commission.

	The Company will provide you, without charge upon written request, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule
13a-1 under the Securities Exchange Act of 1934.   If you would like a
copy of the Form 10-KSB, please write to Timothy J. Shea, President, 12001 Science Drive, Suite 140, Orlando, Florida 32826. A copy of any of the exhibits filed with the Form 10-KSB will be furnished to you upon your written request and upon receipt of payment of a reasonable fee to cover our reasonable expenses in furnishing you the exhibit.

By Order of the Board of Directors,


______________________________________
Timothy J. Shea, President, COO, Secretary
Orlando, Florida


_____________________________________
Timothy J. Shea, President
Orlando, Florida

PLEASE DATE, SIGN, AND IMMEDIATELY RETURN THE
ACCOMPANYING PROXY IN THE ENCLOSED, ADDRESSED ENVELOPE.

THE BOARD OF DIRECTORS

Colette Cozean, Ph.D.

Stuart Michelson, Ph.D.

Louis P. (Dan) Valente, C.P.A.

Robert Freiberg, Ph.D.

Lee Chow, Ph.D.

Ron Higgins

Sylvia Norton, M. D.

Edward Tobin

John Varley, C.P.A.

	SurgiLight knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as SurgiLight may recommend.
	It is important that your shares be represented at the meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope, which has been enclosed.



THE BOARD OF DIRECTORS
Orlando, Florida


APPENDIX A
PROXY
SURGILIGHT, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SURGILIGHT, INC., a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated [____], 2004, and hereby appoints Richard L. Brown &
Company, P.A. as independent counters of proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of SURGILIGHT, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of SURGILIGHT, INC. to be held on September 28, 2004 at 10:00
AM., EST, at the Corporate Office located at 12001
Science Drive Suite 140, Orlando, FL 32826, and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS
SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH
OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS
THE PROXIES DEEM ADVISABLE.





SEE
REVERSE
SIDE

CONTINUED AND TO BE SIGNED ON
REVERSE SIDE


SEE REVERSE
SIDE
{Ben Need to add # 4 Approval of the Stock Option Plan}




?

Please mark
votes as in
this example
A vote FOR the following proposals is recommended by the Board of Directors.

1. Election of three Directors.



Nominees:

(01) Lee Chow, Ph.D., (02) Robert J. Freiberg, Ph.D.,
(03) Stuart E. Michelson, Ph.D.








FOR





WITHHELD
ALL

?

?

FROM ALL
NOMINEES





NOMINEES




?



     For all nominees except as noted above










2
..

Proposal to approve amendment to
SurgiLight's Articles of Incorporation
 to increase the number of authorized
common shares  up to 100,000,000
shares.

FOR
?

AGAINST
?

ABSTAIN
?










3
..


Proposal to approve the 2004 Corporate
Stock Option Plan


FOR
?


AGAINST
?


ABSTAIN
?










4
..


Proposal to approve amendment to
SurgiLight's Articles of Incorporation
 to change the name of the Company to
OmniLase, Inc. and stock symbol to OMNL


FOR
?


AGAINST
?


ABSTAIN
?











?

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT


4
..


In their discretion, the proxies are
authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

We hope you will be able to attend the meeting in person, and you are cordially invited to attend. If you expect to attend the meeting, please
mark the box at right when you return your proxy.     ?

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their full titles.



















Signatur
e:



Date:



Signature:



Date:


















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